UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549


                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 24, 2006
                                                  -----------------

                          PETMED EXPRESS, INC.
         ----------------------------------------------------
        (Exact name of registrant as specified in its charter)

        Florida                 000-28827         65-0680967
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)   Identification No.)

1441 S.W. 29th Avenue, Pompano Beach, Florida    	33069
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	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (954) 979-5995

                                                   -------------------

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    (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01	Regulation FD Disclosure

Item 8.01	Other Events

	On July 24, 2006, PetMed Express, Inc. discussed its financial results for the quarter ended June 30, 2006. A copy of the conference call transcript is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

   (c)      Exhibits

  99.1 Conference call transcript by PetMed Express, Inc. on July 24, 2006


                             SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PETMED EXPRESS, INC.

Date:  July 26, 2006       By: /s/ Menderes Akdag
                               -------------------------------------
                               Menderes Akdag,
                               Chief Executive Officer and President

                           By: /s/ Bruce S. Rosenbloom
                               -------------------------------------
                               Bruce S. Rosenbloom,
                               Chief Financial Officer


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                         EXHIBIT INDEX

Exhibit No.   Description


  99.1  Conference call transcript by PetMed Express, Inc. on July 24, 2006
























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